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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

Emission Differentials Ltd.

 (Exact name of registrant as specified in its charter)

Alberta, Canada

N/A

 (State of incorporation or organization)

(I.R.S. Employer Identification No.)

Suite 400-715 5th Ave S.W., Calgary, Alberta,

T2P 2X6

 (Address of principal executive offices)

(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which Each class is to be registered
N/A	N/A

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.    [   ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.    [X]

Securities Act registration statement file number to which this form relates:

333-116177 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock

                                                                                (Title of Class)

                                                                                (Title of Class)

Item 1.

Description of Registrant’s Securities to be Registered.

The description of securities contained in Registrant's Registration Statement on Form F-1, as amended and filed with the Securities and Exchange Commission (File No. 333-116177) is incorporated by reference to this registration statement.

Item 2.

Exhibits

Exhibit Number	Exhibit Description	Filed
3.1	Articles of Incorporation	Incorporated by reference to the Exhibits filed with Form F-1 on October 14, 2004
3.2	Bylaws	Incorporated by reference to the Exhibits filed with Form F-1 on October 14, 2004

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

EMISSION DIFFERENTIALS LTD., an

Alberta corporation

Date: February 3, 2006

By:       /s/ James Durward

Name:  James Durward

Title:    President

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